Impairment of assets	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about intangible assets [abstract]
Impairment of assets

Note 6	Impairment of assets
2021

During the second quarter of 2021, we identified indicators of impairment for our Bell Media radio markets, notably a decline in advertising revenue and an increase in the discount rate resulting from the impact of the ongoing COVID-19 pandemic. Accordingly, impairment testing was required for our group of radio cash-generating units (CGUs).

Impairment charges for the three and six months ended June 30, 2021 of $164 million and $167 million, respectively, related primarily to $163 million of charges for various radio markets within our Bell Media segment. These charges included $150 million allocated to indefinite-life intangible assets for broadcast licences, and $13 million to property, plant and equipment mainly for buildings and network infrastructure and equipment. They were determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of July 1, 2021 to December 31, 2026, using a discount rate of 8.5% and a perpetuity growth rate of (2.0)% as well as market multiple data from public companies and market transactions. After impairments, the carrying value of our group of radio CGUs was $235 million.

2020

During the second quarter of 2020, we identified indicators of impairment for certain of our Bell Media TV services and radio markets, notably declines in advertising revenues, lower subscriber revenues and overall increases in discount rates resulting from the economic impact of the COVID-19 pandemic. Accordingly, impairment testing was required for certain groups of CGUs as well as for goodwill.

Impairment charges for the three and six months ended June 30, 2020 of $449 million and $456 million, respectively, related primarily to $452 million of charges for our English and French TV services as well as various radio markets within our Bell Media segment. These charges included $291 million allocated to indefinite-life intangible assets for broadcast licenses, $146 million allocated to finite-life intangible assets, mainly for program and feature film rights, and $15 million to property, plant and equipment for network and infrastructure and equipment. They were determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of July 1, 2020 to December 31, 2025, using discount rates of 8.0% to 9.5% and a perpetuity growth rate of (1.0)% to nil as well as market multiple data from public companies and market transactions. After impairments, the carrying value of these CGUs was $942 million.

There was no impairment of Bell Media goodwill. For the Bell Media group of CGUs, a decrease of (0.6)% in the perpetuity growth rate or an increase of 0.4% in the discount rate would have resulted in its recoverable amount being equal to its carrying value.